UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2024

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BBGI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2024, Beasley Broadcast Group, Inc. (the “Company”), on behalf of itself and its direct and indirect subsidiaries, including Beasley Mezzanine Holdings, LLC (the “Issuer”), entered into a Transaction Support Agreement (the “TSA”) with holders of Existing Notes (as defined below) (the “Supporting Holders”) that, as of such date, beneficially owned approximately 73% of the aggregate outstanding principal amount of the Issuer’s existing 8.625% Senior Notes due 2026 (the “Existing Notes”). The TSA relates to certain refinancing transactions (the “Refinancing Transactions”), among the Company, the Issuer, certain of the Company’s direct and indirect subsidiaries and the Supporting Holders, to be undertaken by the following: (a) an exchange (the “Exchange Offer”) of all of the Existing Notes for (i) 9.200% senior secured notes due 2028 (the “Exchange Notes”), (ii) $5.00 of cash per $1,000 of exchanged Existing Notes and (iii) a pro rata portion of 3,588,495 shares of the Company’s Class A common stock (the “Exchange Shares”), (b) an offer to purchase (the “Tender Offer”) up to $68,000,000 of the Existing Notes at a price equal to 62.5% of the par value thereof, (c) an offer to issue and sell (the “New Notes Offer” and, together with the Exchange Offer and the Tender Offer, the “Offers”) $30,000,000 of 11.000% superpriority senior secured notes due 2028 (the “New Notes”) and (d) a related consent solicitation (the “Consent Solicitation”) to proposed amendments (the “Proposed Amendments”) to the existing indenture, dated as of February 2, 2021 to, among other things, permit the Refinancing Transactions. The Offers and Consent Solicitation will be consummated on the terms set forth in an exchange offer and consent solicitation memorandum (the “Exchange Offer Memorandum”) provided to holders of the Existing Notes.

Pursuant to the TSA, the Supporting Holders have agreed to (i) tender all of its Existing Notes in the Exchange Offer and (ii) provide its consents with respect to its Existing Notes in the Consent Solicitation. In addition, the Supporting Holders have executed a commitment letter (the “Commitment Letter”) pursuant to which they have committed to purchase both their pro rata portion of the New Notes and any unpurchased amount of the New Notes. Each purchaser of New Notes will be entitled to backstop fee equal to 3.0% of the New Notes purchased by any such purchaser, payable, at the Company’s option, in cash or in-kind.

The Supporting Holders’ obligations under the TSA are conditioned upon holders holding 100% of the aggregate principal amount of the Existing Notes tendering their notes pursuant to the Offers and providing their consents to the Consent Solicitation, as well as certain other customary conditions. The Commitment Letter is conditioned upon satisfaction of all conditions precedent included in the TSA.

The TSA includes representations, warranties, covenants and closing conditions customary for agreements of this type. It also grants the Supporting Holders the right to appoint a non-voting observer to the Company’s board of directors, subject to the terms and conditions contained in Section 5 of the TSA, and limits the compensation paid to certain executive officers of the Company. The TSA will, among other circumstances, terminate upon the earlier of: (a) mutual written consent of the Company and the Supporting Holders, (b) on the settlement date of the Offers, or (c) on October 31, 2024, if the Refinancing Transactions have not yet been consummated.

The foregoing is a summary of the material terms of, and is qualified by, the TSA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As discussed in Item 1.01 above, in connection with the Exchange Offer, the Issuer expects to issue Exchange Shares on or about October 4, 2024.

Holders of Existing Notes who validly tender and exchange their Existing Notes in the Exchange Offer will be entitled to a pro rata portion of 3,588,495 shares of the Company’s Class A common stock subject to customary anti-dilution adjustments in connection with certain stock dividends and distributions, splits and reclassifications. The issuance of the Exchange Shares will be subject to certain conditions, including the consummation of the Offers on substantially the terms set forth in the Exchange Offer Memorandum. The Exchange Shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), set forth under Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

Press Release

On September 6, 2024, the Company issued a press release announcing the Offers and entry into the TSA. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cleansing Information

The Company is also furnishing as Exhibit 99.2 to this Current Report on Form 8-K certain information (the “Cleansing Information”) previously shared with certain holders of Existing Notes of the Company during the course of the discussions leading up to the execution of the TSA.

The Cleansing Information was prepared solely to facilitate a discussion with the parties to the confidentiality agreements and was not prepared with a view toward public disclosure, and the Cleansing Information should not be relied upon to make an investment decision with respect to the Company. The Cleansing Information should not be regarded as an indication that the Company or any third party considers the Cleansing Information to be material non-public information or a reliable prediction of future events, and the Cleansing Information should not be relied upon as such. The Cleansing Information includes certain values for illustrative purposes only, and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company or any third party and should not be relied upon as such. Neither the Company nor any third party makes any representation to any person regarding the accuracy or completeness of any Cleansing Information or undertakes any obligation to update the Cleansing Information to reflect circumstances existing after the date when the Cleansing Information was prepared or conveyed or to reflect the occurrence of future events, even if any or all of the assumptions underlying the Cleansing Information become or are shown to be incorrect.

The foregoing description of the Cleansing Information is qualified by reference to the complete presentation of the Cleansing Information, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Offers

The closing of the Offers is conditioned on the satisfaction or waiver of certain conditions precedent. The Company may elect to withdraw the Offers at any time. The Offers may not be completed as contemplated or at all. If the Company is unable to complete the Offers or any other alternative transactions, on favorable terms or at all, due to market conditions or otherwise, its financial condition could be materially adversely affected.

This report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Exchange Notes, Exchange Shares and New Notes to be offered in the Offers have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits attached hereto, contain “forward-looking statements” about the Company, which relate to future, not past, events. All statements other than statements of historical fact included or incorporated by reference in this document are forward-looking statements. These forward-looking statements are based on the current beliefs and expectations of the Company’s management and are subject to known and unknown risks and uncertainties. Forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, contain words such as: “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “plans,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions.

Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. These risks and uncertainties and other important factors include, but are not limited to, those described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K under Item 1A of Part 1 and in the Company’s most recent quarterly report on Form 10-Q under Item 1A of Part II and other risk factors identified from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Although the Company believes the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Transaction Support Agreement, dated as of September 5, 2024, between Beasley Broadcast Group, Inc. and the Supporting Holders

99.1	Press Release

99.2	Cleansing Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: September 6, 2024	By:	/s/ Marie Tedesco
Marie Tedesco
Chief Financial Officer

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